SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the “Security Agreement”) is executed as of March 12, 2020, by SUMMER ENERGY, LLC, a Texas limited liability company, whose address is 5487 San Felipe Street, #3700, Houston, Texas 77057 (hereinafter called “Borrower”) to and in favor of DIGITAL LENDING SERVICES US CORP., a Delaware corporation, whose address is 885 3rd Avenue, Suite 2610, New York, New York 10022 (hereinafter called “Lender”).  All capitalized but otherwise undefined terms used in this Security Agreement shall have the meanings ascribed to such terms in that certain Loan Agreement of even date herewith by and between Borrower and Lender (the “Loan Agreement”).

1.Collateral.

As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (as hereinafter defined) Borrower does hereby grant to Lender a security interest in the following described property now owned or at any time hereafter acquired or in which Borrower now has or at any time in the future may acquire any right, title, or interest (hereinafter called “Collateral”):

A.All equipment of Borrower, whether now owned or hereafter acquired, including, but not limited to, all present and future machinery, fixtures, parts and tools, and goods described in any equipment schedule or list herewith or hereafter furnished to Lender by Borrower (but no such schedule or list need be furnished in order for the security interest granted herein to be valid as to all of Borrower’s equipment).

B.All inventory of Borrower, including but not limited to (i) personal property which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in the Borrower’s business, (ii) all inventory, wherever located, evidenced by negotiable and non-negotiable documents of title, warehouse receipts and bills of lading, and (iii) all of the Borrower’s rights in, to and under all purchase orders now owned or hereinafter received or acquired by it for goods or services, whether now owned or hereafter acquired and wherever located.

C.Each and every right of Borrower for the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property by Borrower, out of a loan by Borrower, out of the overpayment of taxes or other liabilities of Borrower, or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Borrower may at any time have by law or agreement against any account Borrower or other obligor obligated to make any such payment or against any of the property of such account Borrower or other obligor; all including, but not limited to, all present and future debt instruments, chattel paper, loans and obligations receivables, accounts or accounts receivable, tax refunds and accounts, including checking, escrow, deposit, maintenance, earnest money and certificate of deposits.

D.All general intangibles of Borrower, whether now owned or hereafter acquired, including, but not limited to, applications for patents, copyrights, trademarks, trade secrets, goodwill, trade names, customer lists, permits and franchises, and the right to use Borrower’s name.

All substitutions and replacements for and products of any of the foregoing property not constituting consumer goods and together with proceeds of any and all of the foregoing property and, in case of all tangible collateral, together with all accessions and, except in the case of consumer goods, together with all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods.

2.To secure prompt payment to Lender of all amounts due under the Loan Documents, including, without limitation, that certain Revolving Promissory Note of even date herewith, executed by Borrower to and in favor of Lender in the sum of up to Ten Million and no/100 Dollars ($10,000,000.00) with interest as provided therein, and any and all extensions and renewals thereof, and any and all future advances made by Lender to Borrower at Lender’s option, together with all other liabilities of Borrower to Lender (primarily, secondarily, direct, contingent, sole, joint, or several) due or to become due or which may have been heretofore, or may be hereafter, contracted or acquired and the performance by Borrower of all of the terms and conditions of this Security Agreement (hereinafter referred to as “Obligations”) at the address stated above or such other address as designated in the Revolving Promissory Note.  Lender shall be allowed to file any document, including a UCC Financing Statement, to evidence the security interest granted by this Security Agreement.

BORROWER WARRANTS, REPRESENTS AND AGREES THAT:

1.Borrower is or will be the owner of the Collateral, including, without limitation, any Collateral acquired after the date hereof, free of all liens, encumbrances and security interests except the security interest hereby created and the security interests in favor of EDF Energy Services, LLC (“EDF”), as more particularly described in that certain Intercreditor Agreement, dated of even date herewith executed by and among Borrower, Lender, and EDF.  Borrower shall maintain the security interest granted by this Security Agreement as a perfected security interest in at least the priority set forth in this Section 1, and shall defend such security interest against the claims and demands of all persons whomsoever.  At any time and from time to time, upon the request of Lender, and at the sole cost and expense of Borrower, Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted.

2.The execution, delivery and performance of this Security Agreement and the creation of the security interests provided for herein (i) are within the Borrower’s limited liability company power, (ii) have been duly authorized by all necessary limited liability company action, (iii) are not in contravention of any provisions of the Borrower’s certificate of formation or limited liability company agreement, (iv) do not violate any law or regulation or any order or decree of any court of government instrumentality applicable to the Borrower, (v) do not conflict with or result in a breach of, or constitute default under, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower is a party or by which it or any of its properties are bound, and (vi) do not require the consent or approval of any governmental body, agency or official or other person other than those that have been obtained.  This Security Agreement has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforceability of creditors’ rights generally and by general provisions of equity (regardless of whether such enforceability is considered a proceeding in equity or at law).

3.Any and all accounts receivable which are Collateral are genuine and enforceable, and there are no offsets, counterclaims, or defenses to any of them.

4.Borrower’s inventory, books, records, contract rights and other property above specified relating to the Collateral are or will be kept at the address of the Borrower on the first page of this Security Agreement and Borrower will not, without the prior written consent of Lender, remove or permit the same to be removed from the location or locations set forth above.

5.Borrower will keep the Collateral insured at all times against loss by fire and/or other hazards concerning which, in the judgment of Lender, insurance protection is reasonably necessary, in a company or companies satisfactory to Lender and in amounts sufficient to protect Lender against loss or damage to said Collateral and will pay the premiums therefor; that such policy or policies of insurance will be delivered to and held by Lender, together with loss payable clauses in favor of Lender as its interest may appear, in form satisfactory to Lender.

6.Except for financing statements in favor of EDF which are more fully described on Schedule 6.a. to this Security Agreement, and financing statements which will be terminated promptly following execution of this Security Agreement which are more fully described on Schedule 6.b. to this Security Agreement, no financing statement covering the Collateral, or any part thereof, is on file in any public office in connection with financing granted to Borrower concurrent herewith and the Lender.

7.Borrower will at any time or times hereafter execute such financing statements and other instruments and perform such acts as Lender may request to establish and maintain a valid security interest in the Collateral, and will pay all costs of filing and recording.

8.Upon an Event of Default and until Lender shall notify Borrower of the revocation of such power and authority, Borrower will, at its own expense, endeavor to collect,

as and when due, any accounts which are Collateral.  Upon the occurrence of an Event of Default (as defined herein) Borrower will, at the Lender’s request, deliver all proceeds of such collections to Lender at its request.

9.Borrower will not lien, pledge or take any action or inaction which would cause a material adverse change in  any accounts which are Collateral without the prior written consent of Lender.

10.At any time after an Event of Default, Lender may, and at the request of Lender Borrower shall, promptly notify any account borrower or obligor of any account, instrument, chattel paper, other right to payment or general intangible constituting Collateral that the same has been assigned to Lender and direct such account borrower or obligor to make all future payments to Lender.

11.Borrower will at all times keep accurate and complete records of the Collateral and permit Lender to inspect the same, and the Collateral, at all reasonable times. Borrower will, upon request of Lender, furnish to Lender such reports and statements as Lender may request with respect to the Collateral and the operation of the Property.

12.Borrower hereby makes, constitutes and appoints Lender its true and lawful attorney-in-fact, upon the occurrence and during the continuance of any Event of Default, to take all actions and to execute, acknowledge, obtain and deliver any and all writings deemed advisable by Lender in order to exercise any rights of Borrower with respect to the Collateral.  The foregoing power of attorney is a power coupled with an interest and shall be irrevocable so long as any portion of the Obligations remains contingent, unmatured, unliquidated, unpaid or unperformed.  Lender shall have no obligation to exercise any of the foregoing rights and powers in any event.

13.Borrower will keep and maintain the Collateral in good order and repair and will not sell, encumber, offer to sell, transfer, lease or otherwise dispose of the Collateral other than in the ordinary course of its business without the written consent of Lender.

14.Borrower will advise Lender promptly and in reasonable detail, (i) of any lien, security interest, encumbrance or claim made or asserted against any of the Collateral, other than that of EDF as described in the Intercreditor Agreement, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a material effect on the aggregate value of the Collateral or on the security interests granted to the Lender in this Security Agreement.

15.Until the occurrence of an Event of Default, the Borrower shall be entitled to possession of the Collateral.

16.Borrower shall be in default under this Security Agreement upon the occurrence of an Event of Default under the Loan Agreement or any other Loan Document, or if any covenant, warranty or representation of this Security Agreement shall prove to be untrue in any material respect.

17.In the event of an occurrence of an Event of Default:

(a)Lender shall have the right, at its option and without demand or notice, to declare all or any part of the Obligations immediately due and payable;

(b)Lender may exercise, in addition to the rights and remedies granted hereby, all of the rights and remedies of a Lender under the applicable Uniform Commercial Code or any other applicable law;

(c)Lender may effect all necessary insurance, pay the premiums thereon, and may pay any taxes, liens and encumbrances on the Collateral, and any such payments made by Lender with interest at the highest legal rate allowed by law shall be a part of the Obligations;

(d)Borrower agrees to make the Collateral available to Lender;

(e)Borrower agrees to pay all costs and expenses of Lender, including reasonable attorneys’ fees, in the collection of any of the Obligations or the enforcement of any of Lender’s rights; and

(f)Lender may by judicial process, or without judicial process if it can done without breach of the peace, enter any premises where any of such Collateral is or may be located, and without charge or liability to Lender, seize and remove such Collateral from such premises and have access to and use of the Borrower’s books and records relating to such Collateral.

18.The following terms and conditions shall apply to this Security Agreement:

(a)If any notification of intended disposition of any of the Collateral is required by law, such notification shall be deemed reasonable and properly given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to Borrower at the address shown herein.

(b)Waiver of any default hereunder by Lender shall not be a waiver of any other default or of a same default on a later occasion.  No delay or failure by Lender to exercise any right or remedy shall be a waiver of such right or remedy and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy at any other time.

(c)THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE

OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  BORROWER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS SECURITY AGREEMENT SHALL BE COMMENCED IN ACCORDANCE WITH THE PROVISIONS OF THIS SECURITY AGREEMENT.

(d)EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, LENDER OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18(d).  BORROWER WAIVES ALL RIGHTS TO INTERPOSE ANY CLAIMS, DEDUCTIONS, SETOFFS OR COUNTERCLAIMS OF ANY KIND, NATURE OR DESCRIPTION IN ANY ACTION OR PROCEEDING INSTITUTED BY LENDER WITH RESPECT TO THIS SECURITY AGREEMENT, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS, THE COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO.

(e)EACH OF BORROWER AND LENDER HEREBY (a) IRREVOCABLY SUBMITS AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, STATE OF NEW YORK, WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF THIS SECURITY AGREEMENT, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS AND/OR THE COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, AND (b) WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT THERETO.  IN ANY SUCH ACTION OR PROCEEDING, BORROWER WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS AND PAPERS THEREIN AND AGREES THAT THE SERVICE THEREOF

MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER AT ITS ADDRESS SET FORTH HEREIN OR OTHER ADDRESS THEREOF OF WHICH LENDER HAS RECEIVED NOTICE AS PROVIDED IN THIS SECURITY AGREEMENT.  NOTWITHSTANDING THE FOREGOING, BORROWER CONSENTS TO THE COMMENCEMENT BY LENDER OF ANY ACTION IN ANY OTHER JURISDICTION TO ENFORCE ITS RIGHTS IN AND TO THE COLLATERAL.

(f)If more than one party shall sign this Security Agreement, the term “Borrower” shall mean all such parties and each of them and all such parties shall be jointly and severally obligated hereunder. All rights of Lender shall inure to the benefit of the Lender’s successors and assigns, and all obligations of Borrower shall bind Borrower’s successors and assigns.

(g)This Security Agreement contains the entire agreement between the parties, and no oral agreements shall be binding.

19.The Borrower represents, certifies, warrants and agrees that the Borrower understands all of the provisions of this Security Agreement. The Borrower also agrees that compliance by the Lender with the express provisions of this Security Agreement shall constitute good faith and shall be considered reasonable for all purposes.

20.The exact legal name of Borrower is as set forth in the preamble to this Security Agreement and Borrower has not done business under a previous name, assumed name, or trade name.

21.Borrower is organized as the type of entity, as under the laws of the jurisdiction, specified in the preamble to this Security Agreement.

22.Borrower’s chief executive office and chief place of business is, and for the four (4) months preceding the date hereof has been, located at the place specified in the preamble to this Security Agreement.

[Signature page to follow]

IN WITNESS WHEREOF, Borrower and Lender have executed this Security Agreement as of the year and day first above written.

LENDER:

DIGITAL LENDING SERVICES

US CORP,

a Delaware corporation

By: /s/ Karrie A Truglia

Print Name: Karrie Truglia

As its: President

BORROWER:

SUMMER ENERGY, LLC,

a Texas limited liability company

By: /s/ Neil Leibman

Print Name: Neil LeibmanAs its: Manager